                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Amendment No. 2 to Form 10-K into the Company's previously filed Registration Statements on Form S-8 (file nos. 33-35361, 33-35362, 33-40339 and 33-64690).



                                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 17, 1995